Inventories	12 Months Ended
Dec. 31, 2021
Inventories.
Inventories

(13)   Inventories

Details of inventories at 31 December 2021 and 2020 are as follows:

	Thousands of Euros
	31/12/2021	31/12/2020
Goods for resale	137,887	158,049
Raw materials and supplies	657,060	595,392
Work in progress and semi-finished goods	721,088	654,724
Finished goods	743,319	594,116
	2,259,354	2,002,281

Movement in the inventory provision was as follows:

	Thousands of Euros
	31/12/2021	31/12/2020	31/12/2019
Balance at 1 January	122,613	104,251	48,840
Net charge for the year	28,092	42,255	42,096
Cancellations for the year	(269)	(189)	(118)
Translation differences	8,288	(23,704)	13,433
Balance at 31 December	158,724	122,613	104,251

As a result of the discontinuation of the Blood Collection Systems activity, an impairment of some inventory has been recognized for a total amount of Euros 5 million as an expense in the consolidated statement of profit and loss for 2021.